BIOAMBER SARNIA INC.

PROJECT #: 509040

Exhibit 10.1

PROSPERITY INITIATIVE AMENDING AGREEMENT #5

This Amending Agreement made on March 16, 2017

Between:       HER MAJESTY THE QUEEN IN RIGHT OF CANADA,

(“Her Majesty”) hereby represented by the Minister responsible for the Federal Economic Development Agency for Southern Ontario (“Minister”)

And:	BIOAMBER SARNIA INC. (“Recipient”), a corporation incorporated under the laws of Canada

(collectively referred to as the “Parties”)

WHEREAS the Minister and the Recipient entered into a contribution agreement dated September 16, 2011 under the Prosperity Initiative, as amended by an Amending Agreement # 1 dated March 26, 2012, amended by an Amending Agreement #2 dated March 15, 2013, amended by an Amending Agreement #3 dated May 22, 2014 and amended by an Amending Agreement #4 dated March 6, 2015 collectively, the (“Contribution Agreement”) whereby the Minister agreed to make a repayable contribution to the Recipient in the maximum amount of $12,000,000;

WHEREAS the Parties wish to make certain amendments to the Contribution Agreement

NOW THEREFORE in consideration of their respective obligations contained herein, the Parties agree to the following:

1.	Interpretation

All capitalized terms used and not otherwise defined herein will have the meanings given to them in the Contribution Agreement.

2.	Execution

This Amending Agreement must be executed by the Recipient and received by the Minister within thirty (30) days of its signature on behalf of the Minister, failing which the Minister may declare it will be null and void.

3.	Amendment

3.1	In the Contribution Agreement, Subsection 6.7 (a) is hereby deleted and replaced by the following new Subsection 6.7 (a):

“(a) The Recipient shall repay the Contribution to Her Majesty in accordance with the repayment schedule attached hereto as Annex 7 – Repayment Schedule.

3.2	In the Contribution Agreement, Subsection 6.7 (b) is hereby deleted and replaced by the following new Subsection 6.7 (b):

“(b) The amount described in Annex 7 is calculated to repay the outstanding balance of the Contribution”.

3.3	In the Contribution Agreement, Annex 7 is hereby deleted and replaced by the revised Annex 7 attached hereto as Schedule 1.

BIOAMBER SARNIA INC.

PROJECT #: 509040

4.	General

4.1	The Contribution Agreement and this Amending Agreement will henceforth be read together and will have the effect as if all the provision of such agreements were contained in one instrument.

4.2	Except for the amendments expressly set forth in this Amending Agreement, the other terms and provisions of the Contribution Agreement remains unchanged.

4.3	This Amending Agreement is governed by the laws of the Province of Ontario.

4.4

This Amending Agreement may be executed and delivered in any number of counterparts, each of which when executed and delivered is an original but all of which taken together constitutes one and the same instrument.

4.5

Each of the Parties shall, at the request of the other Party to this Amending Agreement, execute such documents and do such acts as may be reasonably required to carry out the terms of this Amending Agreement.

4.6	This agreement shall enure to the benefit of, and be binding upon, the Parties and their respective successors and permitted assigns.

IN WITNESS WHEREOF the Parties hereto have executed this Amending Agreement through duly authorized representatives.

HER MAJESTY THE QUEEN IN RIGHT OF CANADA

Per:	/s/ Navdeep Bains The Honourable Navdeep Bains, P.C., M.P. Federal Economic Development Agency for Southern Ontario

BIOAMBER SARNIA INC.

Per:	/s/ Mike Hartmann Mike Hartmann

President

I have authority to bind the corporation

Per:	/s/ Fabrice Orecchioni Fabrice Orecchioni
Chief Operations Officer

  BioAmber Sarnia Inc.

I have authority to bind the corporation.

Date: February 27, 2017

Date: March 16, 2017

Date: March 16, 2017

BIOAMBER SARNIA INC.

PROJECT #: 509040

Schedule 1Annex 7

PROSPERITY INITIATIVE

Recipient Name: BioAmber Sarnia Inc.Project Number: 509040

Payment #	Date of payment	Payment Amount	Total Paid	Total Outstanding
0				$12,000,000.00
1	01-Oct-15	$200,000.00	$200,000.00	$11,800,000.00
2	01-Nov-15	$200,000.00	$400,000.00	$11,600,000.00
3	01-Dec-15	$200,000.00	$600,000.00	$11,400,000.00
4	01-Jan-16	$200,000.00	$800,000.00	$11,200,000.00
5	01-Feb-16	$200,000.00	$1,000,000.00	$11,000,000.00
6	01-Mar-16	$200,000.00	$1,200,000.00	$10,800,000.00
7	01-Apr-16	$200,000.00	$1,400,000.00	$10,600,000.00
8	01-May-16	$200,000.00	$1,600,000.00	$10,400,000.00
9	01-Jun-16	$200,000.00	$1,800,000.00	$10,200,000.00
10	01-Jul-16	$200,000.00	$2,000,000.00	$10,000,000.00
11	01-Aug-16	$200,000.00	$2,200,000.00	$9,800,000.00
12	01-Sep-16	$200,000.00	$2,400,000.00	$9,600,000.00
13	01-Oct-16	$200,000.00	$2,600,000.00	$9,400,000.00
14	01-Nov-16	$200,000.00	$2,800,000.00	$9,200,000.00
15	01-Dec-16	$200,000.00	$3,000,000.00	$9,000,000.00
16	01-Jan-17	$0.00	$3,000,000.00	$9,000,000.00
17	01-Feb-17	$0.00	$3,000,000.00	$9,000,000.00
18	01-Mar-17	$0.00	$3,000,000.00	$9,000,000.00
19	01-Apr-17	$50,000.00	$3,050,000.00	$8,950,000.00
20	01-May-17	$0.00	$3,050,000.00	$8,950,000.00
21	01-Jun-17	$0.00	$3,050,000.00	$8,950,000.00
22	01-Jul-17	$0.00	$3,050,000.00	$8,950,000.00
23	01-Aug-17	$50,000.00	$3,100,000.00	$8,900,000.00
24	01-Sep-17	$0.00	$3,100,000.00	$8,900,000.00
25	01-Oct-17	$0.00	$3,100,000.00	$8,900,000.00
26	01-Nov-17	$0.00	$3,100,000.00	$8,900,000.00
27	01-Dec-17	$50,000.00	$3,150,000.00	$8,850,000.00
28	01-Jan-18	$0.00	$3,150,000.00	$8,850,000.00
29	01-Feb-18	$0.00	$3,150,000.00	$8,850,000.00
30	01-Mar-18	$0.00	$3,150,000.00	$8,850,000.00
31	01-Apr-18	$50,000.00	$3,200,000.00	$8,800,000.00
32	01-May-18	$50,000.00	$3,250,000.00	$8,750,000.00
33	01-Jun-18	$50,000.00	$3,300,000.00	$8,700,000.00
34	01-Jul-18	$50,000.00	$3,350,000.00	$8,650,000.00
35	01-Aug-18	$50,000.00	$3,400,000.00	$8,600,000.00
36	01-Sep-18	$50,000.00	$3,450,000.00	$8,550,000.00
37	01-Oct-18	$50,000.00	$3,500,000.00	$8,500,000.00
38	01-Nov-18	$50,000.00	$3,550,000.00	$8,450,000.00
39	01-Dec-18	$50,000.00	$3,600,000.00	$8,400,000.00
40	01-Jan-19	$50,000.00	$3,650,000.00	$8,350,000.00
41	01-Feb-19	$50,000.00	$3,700,000.00	$8,300,000.00
42	01-Mar-19	$50,000.00	$3,750,000.00	$8,250,000.00
43	01-Apr-19	$100,000.00	$3,850,000.00	$8,150,000.00
44	01-May-19	$100,000.00	$3,950,000.00	$8,050,000.00
45	01-Jun-19	$100,000.00	$4,050,000.00	$7,950,000.00
46	01-Jul-19	$100,000.00	$4,150,000.00	$7,850,000.00
47	01-Aug-19	$100,000.00	$4,250,000.00	$7,750,000.00
48	01-Sep-19	$100,000.00	$4,350,000.00	$7,650,000.00
49	01-Oct-19	$100,000.00	$4,450,000.00	$7,550,000.00
50	01-Nov-19	$100,000.00	$4,550,000.00	$7,450,000.00
51	01-Dec-19	$100,000.00	$4,650,000.00	$7,350,000.00
52	01-Jan-20	$100,000.00	$4,750,000.00	$7,250,000.00
53	01-Feb-20	$100,000.00	$4,850,000.00	$7,150,000.00
54	01-Mar-20	$100,000.00	$4,950,000.00	$7,050,000.00
55	01-Apr-20	$150,000.00	$5,100,000.00	$6,900,000.00
56	01-May-20	$150,000.00	$5,250,000.00	$6,750,000.00
57	01-Jun-20	$150,000.00	$5,400,000.00	$6,600,000.00
58	01-Jul-20	$150,000.00	$5,550,000.00	$6,450,000.00
59	01-Aug-20	$150,000.00	$5,700,000.00	$6,300,000.00
60	01-Sep-20	$150,000.00	$5,850,000.00	$6,150,000.00

BIOAMBER SARNIA INC.

PROJECT #: 509040

61	01-Oct-20	$150,000.00	$6,000,000.00	$6,000,000.00
62	01-Nov-20	$150,000.00	$6,150,000.00	$5,850,000.00
63	01-Dec-20	$150,000.00	$6,300,000.00	$5,700,000.00
64	01-Jan-21	$150,000.00	$6,450,000.00	$5,550,000.00
65	01-Feb-21	$150,000.00	$6,600,000.00	$5,400,000.00
66	01-Mar-21	$150,000.00	$6,750,000.00	$5,250,000.00
67	01-Apr-21	$150,000.00	$6,900,000.00	$5,100,000.00
68	01-May-21	$150,000.00	$7,050,000.00	$4,950,000.00
69	01-Jun-21	$150,000.00	$7,200,000.00	$4,800,000.00
70	01-Jul-21	$150,000.00	$7,350,000.00	$4,650,000.00
71	01-Aug-21	$150,000.00	$7,500,000.00	$4,500,000.00
72	01-Sep-21	$150,000.00	$7,650,000.00	$4,350,000.00
73	01-Oct-21	$150,000.00	$7,800,000.00	$4,200,000.00
74	01-Nov-21	$150,000.00	$7,950,000.00	$4,050,000.00
75	01-Dec-21	$150,000.00	$8,100,000.00	$3,900,000.00
76	01-Jan-22	$150,000.00	$8,250,000.00	$3,750,000.00
77	01-Feb-22	$150,000.00	$8,400,000.00	$3,600,000.00
78	01-Mar-22	$150,000.00	$8,550,000.00	$3,450,000.00
79	01-Apr-22	$150,000.00	$8,700,000.00	$3,300,000.00
80	01-May-22	$150,000.00	$8,850,000.00	$3,150,000.00
81	01-Jun-22	$150,000.00	$9,000,000.00	$3,000,000.00
82	01-Jul-22	$150,000.00	$9,150,000.00	$2,850,000.00
83	01-Aug-22	$150,000.00	$9,300,000.00	$2,700,000.00
84	01-Sep-22	$150,000.00	$9,450,000.00	$2,550,000.00
85	01-Oct-22	$150,000.00	$9,600,000.00	$2,400,000.00
86	01-Nov-22	$150,000.00	$9,750,000.00	$2,250,000.00
87	01-Dec-22	$150,000.00	$9,900,000.00	$2,100,000.00
88	01-Jan-23	$150,000.00	$10,050,000.00	$1,950,000.00
89	01-Feb-23	$150,000.00	$10,200,000.00	$1,800,000.00
90	01-Mar-23	$150,000.00	$10,350,000.00	$1,650,000.00
91	01-Apr-23	$150,000.00	$10,500,000.00	$1,500,000.00
92	01-May-23	$150,000.00	$10,650,000.00	$1,350,000.00
93	01-Jun-23	$150,000.00	$10,800,000.00	$1,200,000.00
94	01-Jul-23	$150,000.00	$10,950,000.00	$1,050,000.00
95	01-Aug-23	$150,000.00	$11,100,000.00	$900,000.00
96	01-Sep-23	$150,000.00	$11,250,000.00	$750,000.00
97	01-Sep-23	$150,000.00	$11,400,000.00	$600,000.00
98	01-Oct-23	$150,000.00	$11,550,000.00	$450,000.00
99	01-Nov-23	$150,000.00	$11,700,000.00	$300,000.00
100	01-Dec-23	$150,000.00	$11,850,000.00	$150,000.00
101	01-Jan-24	$150,000.00	$12,000,000.00	$0.00
Totals		$12,000,000.00	$12,000,000.00